OPPENHEIMER DISCOVERY FUND
                   SUPPLEMENT DATED DECEMBER 22, 2003 TO THE
                       PROSPECTUS DATED NOVEMBER 21, 2003


The Prospectus is changed as follows:

1. The "Shareholder Fees" table and accompanying footnotes on page 7 are deleted and replaced with the following:

Shareholder Fees (charges paid directly from your investment):
===============================================================================
                                    CLASS    CLASS    CLASS    CLASS    CLASS
                                    A        B        C        N        Y
                                    SHARES   SHARES   SHARES   SHARES   SHARES
===============================================================================
Maximum Sales Charge (Load)         5.75%    None     None     None     None
on purchases (as % of offering
price)
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)
(as % of the lower of the           None1    5%2     1%3     1%4    None
original offering price or
redemption proceeds)
-------------------------------------------------------------------------------
Redemption Fee (as a percentage     2.00%   2.00%   2.00%   2.00%  2.00%
of total redemption proceeds)5
-------------------------------------------------------------------------------

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

3.   Applies to shares redeemed within 12 months of purchase.

4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

5. Effective March 15, 2004, the redemption fee applies to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. See "How to Sell Shares" for more information on when the redemption fee will apply.

2. The following is added to the section in "About Your Account - How to Sell Shares" on page 25 before the sub-section entitled "Certain Requests Require a Signature Guarantee."

     Redemption Fee. Effective March 15, 2004, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee.

     The redemption fee is not imposed on shares:

     o held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, Section 403(b)(7) custodial plan accounts, or plans administered as college savings programs under Section 529 of the Internal Revenue Code,

     o redeemed under automatic withdrawal plans or pursuant to automatic re-balancing in OppenheimerFunds Portfolio Builder accounts,

     o   redeemed due to death or disability of the shareholder, or

     o redeemed from accounts for which the dealer, broker or financial institution of record has entered into an agreement with the Distributor for this purpose.

3. The following bullet is added at the end of the section titled "ARE THERE LIMITATIONS ON EXCHANGES?" on page 28:

     o Effective March 15, 2004, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. Further details are set forth above.





December 22, 2003                                                  500PS031